Exhibit  99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on form 10-Q for the Quarter Ended June 30, 2002 (the "Report") by CaminoSoft Corp., each of the undersigned hereby certifies that:

     1.   The  Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                    /s/  Walter  Kornbluh
                                                 ---------------------
                                       Walter  Kornbluh
                                       Chief  Executive  Officer


                                   /s/  Stephen  Crosson
                                   ----------------------
                                    Stephen  Crosson
                                    Chief  Operating Officer & Chief Financial
                                    Officer



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